United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 7, 2026

Date of Report (Date of earliest event reported)

SINO GREEN LAND CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53208	54-0484915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 3 & 5, Jalan Hi Tech 7/7, Kawasan Perindustrian Hi Tech 7,

43500  Semenyih, Selangor, Malaysia

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: +603 8727 8732

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	SGLA	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Sino Green Land Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2026 (the “Original 8-K”). The purpose of this Amendment is to correct certain errors contained in the Original 8-K relating to the Stock Purchase Agreement with respect to Invent Fortune Sdn. Bhd. (the “Invent Fortune SPA”). Specifically, this Amendment corrects the aggregate Invent Fortune Stock Consideration from 21,916,700 shares to 36,527,833.33 shares, and the corresponding tranche amounts, of the Company’s common stock to be issued under the Invent Fortune SPA.

No other changes have been made to the Original 8-K. This Amendment should be read in conjunction with the Company’s subsequent SEC filings.

Item 1.01 Entry Into a Material Definitive Agreement.

Invent Fortune Stock Purchase Agreement

On August 7, the Company entered into a stock purchase agreement (the “Invent Fortune SPA”) with the equity holders (identified in the Invent Fortune SPA, each, a “Invent Fortune Seller,” and collectively, the “Invent Fortune Sellers”) of Invent Fortune, a private limited company (Sendirian Berhad) organized under the laws of Malaysia, with its principal place of business in Semenyih, Selangor, Malaysia (“Invent Fortune”).

Pursuant to the Invent Fortune SPA, the Invent Fortune Sellers agreed to sell to the Company, free and clear of all liens, all shares of the issued and outstanding capital stock of Invent Fortune on a fully diluted basis (the “Invent Fortune Target Shares”), in exchange for an aggregate of 36,527,833.33 shares of the Company’s common stock, par value $0.60 per share (the “Invent Fortune Stock Consideration”).

The Invent Fortune Stock Consideration shall be issued to the Invent Fortune Sellers in three (3) tranches: (a) First Tranche: 7,305,566 shares of the Company’s common stock (20% of the Invent Fortune Stock Consideration), issuable at the Closing (as defined in the Invent Fortune SPA); (b) Second Tranche: 14,611,133.33 shares of the Company’s common stock (40% of the Invent Fortune Stock Consideration), issuable upon satisfaction of certain conditions, including, without limitation, a specified date (the date that is three (3) months following the Closing) or achievement of specified milestones (the “Second Tranche Trigger Condition”); and (c) Third Tranche: 14,611,133.33 shares of the Company’s common stock (40% of the Invent Fortune Stock Consideration), issuable upon satisfaction of certain conditions, including, without limitation, a specified date (the date that is six (6) months following the Closing) or achievement of specified milestones (the “Third Tranche Trigger Condition”). No fractional shares of the Company’s common stock shall be issued in any tranche. Notwithstanding the foregoing, the issuance of the Second Tranche and Third Tranche shall be accelerated upon the occurrence of any of the following events within the first three (3) months following the Closing: (i) a change of control of the Company; (ii) a material breach by the Company of the Invent Fortune SPA; (iii) the termination of Kee Seng Yam as a director of Invent Fortune without cause; or (iv) the death or incapacity of Kee Seng Yam. If any such acceleration event occurs after the three (3) month period following the Closing, the Second Tranche and Third Tranche shall continue to be issued in accordance with the time-based schedule described above. In the event that a milestone is not achieved, the corresponding shares shall be subject to forfeiture, carryover to the next tranche, proration based on partial achievement, or a cure period, as determined by the parties in accordance with the terms of the Invent Fortune SPA.

Pursuant to the Invent Fortune SPA, the Invent Fortune Sellers and Invent Fortune jointly and severally made certain representations and provided certain warranties to the Company relating to, among other things: (a) the authorization, performance and enforceability of the agreement; (b) Invent Fortune and each subsidiary of Invent Fortune being in good standing; (c) the capitalization, financial statements, taxes, real property and title to assets, intellectual property, compliance with laws and permits, employee matters, labor matters, environmental matters, insurance, transactions with related party and investment matters of Invent Fortune; (d) that there are no pending or threatened actions preventing the transactions contemplated by the agreement from being completed; and (e) that no brokers, finders or investment banks fees are required to be paid in connection with the transactions contemplated by the Invent Fortune SPA.

Pursuant to the Invent Fortune SPA, the Company made certain representations and provided certain warranties to the Invent Fortune Sellers and Invent Fortune relating to, among other things: (a) the authorization, performance and enforceability of the agreement; (b) the Company being in good standing; (c) the Company has, or will have prior to the issuance of each tranche of the Invent Fortune Stock Consideration, a sufficient number of authorized and unissued shares of the Company’s common stock to satisfy the issuance of the Invent Fortune Stock Consideration in full; (d) the Company is acquiring the Invent Fortune Target Shares for its own account and for investment purposes, and not with a view to resale or distribution in violation of applicable securities law; (e) that there are no pending or threatened actions preventing the transactions contemplated by the agreement from being completed; (f) that no brokers, finders or investment banks fees are required to be paid in connection with the transactions contemplated by the Invent Fortune SPA; and (g) the validity of the Invent Fortune Stock Consideration issuance.

The closing of the Invent Fortune SPA is subject to the satisfaction (or waiver) of certain closing conditions, including (a) the representations and warranties of the Invent Fortune Sellers, Invent Fortune and the Company shall be true and correct; (b) the Invent Fortune Sellers, Invent Fortune and the Company shall have performed, in all material respects, its/their covenants required to be performed; (c) no Material Adverse Effect (as defined in the Invent Fortune SPA) shall have occurred; (d) all consents and approvals, including any approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), shall have been obtained; (e) no order prohibiting the transactions contemplated by the Invent Fortune SPA shall be in effect; and (f) the Invent Fortune Sellers shall have delivered the closing deliverables, including all Invent Fortune Target Shares free and clear of all liens; the Company shall have delivered the First Tranche of the Invent Fortune Stock Consideration and the closing deliverables.

The Invent Fortune SPA may be terminated prior to the Closing: (a) by mutual written consent of the Company and the Invent Fortune Sellers’ representative; (b) by either the Company or the Invent Fortune Sellers’ representative if the Closing has not occurred by the Outside Date (as defined in the Invent Fortune SPA), provided that the terminating party is not then in material breach; (c) by either party if a governmental authority has issued a final, non-appealable order prohibiting the transactions; or (d) by either party for the other party’s material breach that remains uncured for ten (10) business days following written notice.

The foregoing description of the Invent Fortune SPA is not complete and is subject to, and qualified in its entirety by reference to the attached Exhibit 10.2 hereto, which are incorporated in this Item 1.01 by reference in their entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 hereof is hereby incorporated by reference into this Item 3.02.

The issuance of the Company’s common stock is intended to be exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuances will not involve a public offering, the recipients have confirmed that they are “accredited investors”, and the recipients will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities will be subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.2	Stock Purchase Agreement between the Company and Invent Fortune
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2026

SINO GREEN LAND CORPORATION

By:	/s/ Teresa Wo Kuk Ching
Name:	Teresa Wo Kuk Ching
Title:	Chief Executive Officer